Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2018 USD ($) Year	Dec. 31, 2017 USD ($) Year	Dec. 31, 2016 USD ($) Year
Statements Line Items
Risk-free interest rate (average)	2.15%	1.56%	0.58%
Estimated volatility (average)	66.56%	61.95%	64.76%
Expected life in years | Year	5.00	5.00	4.18
Expected dividend yield	0.00%	0.00%	0.00%
Estimated forfeitures	0.00%	0.00%	0.00%
Grant date fair value per option | $	$ 0.29	$ 0.17	$ 0.63